STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC1

Payment Number	20
Beginning Date of Collection Period	01-Jan-05
End Date of Collection Period	31-Jan-05
Payment Date	22-Feb-05
Previous Payment Date	20-Jan-05

Funds Disbursement
Collected Funds	26,602,042.06
Available Payment Amount	26,371,132.60
Principal Collections	22,726,330.07
Interest Collections (net of servicing fee)	3,644,802.53
Net of Principal Recoveries	3,605,925.69
Principal Recoveries	38,876.84
Servicing Fee	230,909.46
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	26,602,042.06
Interest Paid to Notes	1,054,432.65
Principal Paid to Notes	23,227,088.79
Transferor - pursuant to 5.01 (a) (xii)	2,089,611.16
Servicing Fee	230,909.46

Pool Balance
Beginning Pool Balance	554,182,703.35
Principal Collections (including repurchases)	22,726,330.07
Additional Principal Reduction Amount	500,758.72
Ending Pool Balance	530,955,614.56

Collateral Performance
Cash Yield (% of beginning balance)	8.31%
Loss Rate (net of principal recoveries; % of beginning balance)	1.00%
Net Yield	7.31%
Realized Losses	461,881.88
Cumulative Realized Losses	5,725,625.67
Cumulative Loss Percentage	0.44%
Delinquent Loans
One Payment Principal Balance of loans	24,188,057.72
One Payment Number of loans	202
Two Payments Principal Balance of loans	3,611,754.17
Two Payments Number of loans	31
Three+ Payments Principal Balance of loans	36,387,208.22
Three+ Payments Number of loans	340

Two+ Payments Delinquency Percentage	7.53%
Two+ Payments Rolling Average	6.98%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance and accrued and unpaid interest of loans repurchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	1
Principal Balance and accrued and unpaid interest of loans repurchased or substituted pursuant to Section 2.04	186,027.69
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance and accrued and unpaid interest of loans repurchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	4,671
Number outstanding end of period	4,506
Number of REO as of the end of the Collection Period	96
Principal Balance of REO as of the end of the Collection Period	8,105,332.10

Overcollateralization
Begin OC Amount	157,549,648.94
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	157,549,648.94

Target OC Amount	157,549,648.94
Interim OC Amount	157,549,648.94
Interim OC Deficiency	0.00

Monthly Excess Cashflow	2,089,611.16
Principal Payment Amount	22,726,330.07
Principal Collections	22,726,330.07
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	2.50000%
Class A Formula Rate (1-mo. Libor plus 35bps)	2.85000%
Class A Note Rate	2.85000%
Class M Formula Rate (1-mo. Libor plus 65bps)	3.15000%
Class M Note Rate	3.15000%
Available Funds Cap	7.66151%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	20.252608
2. Principal Payment per $1,000	19.387687
3. Interest Payment per $1,000	0.864921

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	2.85000%
2. Days in Accrual Period	33

3. Class A Interest Due	863,030.24
4. Class A Interest Paid	863,030.24
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	330,346,505.12
2. Class A Principal Due	19,345,305.50
3. Class A Principal Paid	19,345,305.50
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	311,001,199.62

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	33.107022%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	31.168254%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	58.573860%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	20.343652
2. Principal Payment per $1,000	19.387687
3. Interest Payment per $1,000	0.955965

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	3.15000%
2. Days in Accrual Period	33

3. Class M Interest Due	191,402.41
4. Class M Interest Paid	191,402.41
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	66,286,549.29
2. Class M Principal Due	3,881,783.29
3. Class M Principal Paid	3,881,783.29
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	62,404,766.00

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	33.107022%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	31.168254%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	11.753292%

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2003-HC1

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 2, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on February 22, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of February, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ Dennis Mickey
A Servicing Officer